UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY
Investment Company Act file number 811-21128
Legg Mason Partners Variable Equity Trust
(Exact name of registrant as specified in charter)
55 Water Street, New York, NY 10041
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code: Funds Investor Services 1-800-822-5544
or
Institutional Shareholder Services 1-888-425-6432
Date of fiscal year end: December 31
Date of reporting period: September 30, 2009

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS VARIABLE EQUITY TRUST
LEGG MASON CLEARBRIDGE VARIABLE
EQUITY INCOME BUILDER PORTFOLIO
(FORMERLY KNOWN AS LEGG MASON
PARTNERS VARIABLE CAPITAL AND
INCOME PORTFOLIO)
FORM N-Q
SEPTEMBER 30, 2009

Legg Mason ClearBridge Variable Equity Income Builder Portfolio

Schedule of Investments (unaudited)	September 30, 2009

Shares	Security	Value

COMMON STOCKS — 68.3%
CONSUMER DISCRETIONARY — 4.6%
Media — 4.6%
446,000	Reed Elsevier PLC	$3,339,384
97,150	Thomson Corp.	3,261,326
143,000	Time Warner Inc.	4,115,540

	TOTAL CONSUMER DISCRETIONARY	10,716,250

CONSUMER STAPLES — 15.3%
Beverages — 1.7%
65,170	PepsiCo Inc.	3,822,872

Food & Staples Retailing — 1.9%
92,000	Wal-Mart Stores Inc.	4,516,280

Food Products — 4.4%
183,000	H.J. Heinz Co.	7,274,250
113,280	Kraft Foods Inc., Class A Shares	2,975,866

	Total Food Products	10,250,116

Household Products — 7.3%
25,500	Colgate-Palmolive Co.	1,945,140
120,000	Kimberly-Clark Corp.	7,077,600
136,000	Procter & Gamble Co.	7,877,120

	Total Household Products	16,899,860

	TOTAL CONSUMER STAPLES	35,489,128

ENERGY — 9.2%
Oil, Gas & Consumable Fuels — 9.2%
93,000	BP PLC, ADR	4,950,390
185,000	Southern Union Co.	3,846,150
261,000	Spectra Energy Corp.	4,943,340
127,000	Total SA, ADR	7,526,020

	TOTAL ENERGY	21,265,900

FINANCIALS — 6.8%
Capital Markets — 1.0%
123,000	Charles Schwab Corp.	2,355,450

Insurance — 4.3%
86,000	Chubb Corp.	4,335,260
115,260	Travelers Cos. Inc.	5,674,250

	Total Insurance	10,009,510

Real Estate Investment Trusts (REITs) — 0.2%
25,220	Annaly Capital Management Inc.	457,491

Thrifts & Mortgage Finance — 1.3%
185,000	People’s United Financial Inc.	2,878,600

	TOTAL FINANCIALS	15,701,051

HEALTH CARE — 6.5%
Health Care Equipment & Supplies — 1.0%
63,000	Medtronic Inc.	2,318,400

Health Care Technology — 0.9%
146,971	HLTH Corp. *	2,147,246

Pharmaceuticals — 4.6%
115,000	Johnson & Johnson	7,002,350
71,000	Novartis AG, ADR	3,576,980

	Total Pharmaceuticals	10,579,330

	TOTAL HEALTH CARE	15,044,976

See Notes to Schedule of Investments.

Legg Mason ClearBridge Variable Equity Income Builder Portfolio

Schedule of Investments (unaudited) (continued)	September 30, 2009

Shares	Security	Value

INDUSTRIALS — 10.0%
Aerospace & Defense — 4.4%
62,790	L-3 Communications Holdings Inc.	$5,043,293
83,380	United Technologies Corp.	5,080,343

	Total Aerospace & Defense	10,123,636

Commercial Services & Supplies — 4.6%
224,000	Covanta Holding Corp. *	3,808,000
229,000	Waste Management Inc.	6,828,780

	Total Commercial Services & Supplies	10,636,780

Industrial Conglomerates — 1.0%
32,000	3M Co.	2,361,600

	TOTAL INDUSTRIALS	23,122,016

INFORMATION TECHNOLOGY — 6.3%
Communications Equipment — 0.5%
1	Nortel Networks Corp. *	0
25,000	QUALCOMM Inc.	1,124,500

	Total Communications Equipment	1,124,500

IT Services — 2.6%
90,000	Automatic Data Processing Inc.	3,537,000
84,000	Paychex Inc.	2,440,200

	Total IT Services	5,977,200

Software — 3.2%
186,090	Microsoft Corp.	4,817,870
133,000	Oracle Corp.	2,771,720

	Total Software	7,589,590

	TOTAL INFORMATION TECHNOLOGY	14,691,290

MATERIALS — 1.2%
Chemicals — 1.2%
5,334	Georgia Gulf Corp. *	160,020
34,270	Monsanto Co.	2,652,498

	TOTAL MATERIALS	2,812,518

TELECOMMUNICATION SERVICES — 4.4%
Diversified Telecommunication Services — 4.4%
90,000	AT&T Inc.	2,430,900
224,000	Verizon Communications Inc.	6,780,480
98,000	Windstream Corp.	992,740

	TOTAL TELECOMMUNICATION SERVICES	10,204,120

UTILITIES — 4.0%
Electric Utilities — 3.0%
152,000	Duke Energy Corp.	2,392,480
47,000	Exelon Corp.	2,332,140
59,000	Progress Energy Inc.	2,304,540

	Total Electric Utilities	7,029,160

Multi-Utilities — 1.0%
188,000	CenterPoint Energy Inc.	2,336,840

	TOTAL UTILITIES	9,366,000

	TOTAL COMMON STOCKS
	(Cost — $152,719,923)	158,413,249

See Notes to Schedule of Investments.

Legg Mason ClearBridge Variable Equity Income Builder Portfolio

Schedule of Investments (unaudited) (continued)	September 30, 2009

Shares	Security	Value

CONVERTIBLE PREFERRED STOCKS — 1.7%
ENERGY — 1.7%
Oil, Gas & Consumable Fuels — 1.7%
	El Paso Corp.
4,220	(Cost — $3,250,706)	$3,899,280

PREFERRED STOCKS — 0.0%
FINANCIALS — 0.0%
Thrifts & Mortgage Finance — 0.0%
8,850	Federal Home Loan Mortgage Corp. (FHLMC), 8.375% (a)(b)*	16,018
300	Federal National Mortgage Association (FNMA), 7.000% (a)(b)*	825
6,250	Federal National Mortgage Association (FNMA), 8.250% (a)(b)*	10,063

	TOTAL PREFERRED STOCKS
	(Cost — $393,460)	26,906

Face
Amount

ASSET-BACKED SECURITIES — 0.7%
FINANCIALS — 0.7%
Automobiles — 0.2%
$500,000	ARG Funding Corp., 4.290% due 4/20/11 (c)	503,060

Home Equity — 0.5%
	ACE Securities Corp.:
100,845	0.736% due 11/25/33 (b)	82,407
87,266	0.416% due 1/25/36 (b)	8,172
58,533	Credit Suisse Mortgage Capital Certificates, 0.506% due 5/25/36 (b)(c)(d)	38,316
195,540	Credit-Based Asset Servicing & Securitization LLC, 5.704% due 12/25/36	114,239
	GSAA Home Equity Trust:
620,000	0.486% due 12/25/36 (b)	274,919
520,000	0.546% due 5/25/47 (b)	234,133
37,498	GSAMP Trust, 0.356% due 5/25/36 (b)(c)	35,548
108,566	GSRPM Mortgage Loan Trust, 0.546% due 3/25/35 (b)(c)(d)	54,287
45,847	Lehman XS Trust, 0.316% due 8/25/46 (b)	39,573
72,851	RAAC Series, 0.516% due 5/25/36 (b)(c)	30,953
101,380	Renaissance Home Equity Loan Trust, 2.146% due 3/25/34 (b)	32,423
120,414	Structured Asset Securities Corp., 0.516% due 11/25/37 (b)	108,611

	Total Home Equity	1,053,581

Student Loan — 0.0%
110,000	Nelnet Student Loan Trust, 1.984% due 4/25/24 (b)	112,912

	TOTAL ASSET-BACKED SECURITIES
	(Cost — $2,160,237)	1,669,553

COLLATERALIZED MORTGAGE OBLIGATIONS — 1.2%
20,871	American Home Mortgage Investment Trust, 0.326% due 6/25/46 (b)	18,703
210,000	Banc of America Commercial Mortgage Inc., 5.372% due 9/10/45 (b)	194,504
111,832	Banc of America Funding Corp., 4.176% due 9/20/46 (b)(d)	58,425
125,481	Banc of America Mortgage Securities, 4.797% due 9/25/35 (b)	100,541
267,456	Bear Stearns Alt-A Trust, 0.596% due 9/25/34 (b)	194,657
	Countrywide Alternative Loan Trust:
128,741	0.576% due 11/20/35 (b)	69,612
74,176	0.456% due 6/25/46 (b)	34,801
111,536	0.456% due 7/25/46 (b)	48,088
68,343	Deutsche ALT-A Securities Inc. Mortgage Loan Trust, 4.941% due 8/25/35 (b)	59,287
	Downey Savings & Loan Association Mortgage Loan Trust:
80,080	0.456% due 3/19/45 (b)	39,956
90,115	1.971% due 3/19/46 (b)	36,308
82,449	GSR Mortgage Loan Trust, 4.332% due 10/25/35 (b)	63,688
	Harborview Mortgage Loan Trust:
See Notes to Schedule of Investments.

Legg Mason ClearBridge Variable Equity Income Builder Portfolio
Schedule of Investments (unaudited) (continued)
September 30, 2009

Face
Amount	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 1.2% (continued)
$33,283	0.646% due 11/19/34 (b)	$16,371
94,817	0.596% due 1/19/35 (b)	52,328
111,566	0.496% due 1/19/36 (b)	58,012
80,172	IMPAC Secured Assets Corp., 0.566% due 3/25/36 (b)	34,449
	Indymac Index Mortgage Loan Trust:
11,071	0.676% due 8/25/34 (b)	6,351
43,322	4.492% due 3/25/35 (b)	23,429
329,044	3.710% due 6/25/35 (b)	162,705
111,692	0.446% due 6/25/47 (b)	52,994
210,000	JPMorgan Chase Commercial Mortgage Securities Corp., 5.814% due 6/12/43 (b)	198,523
92,307	Luminent Mortgage Trust, 0.436% due 5/25/46 (b)	37,270
	MASTR ARM Trust:
9,996	5.266% due 12/25/34 (b)	6,990
125,415	0.456% due 4/25/46 (b)	60,351
20,484	MASTR Seasoned Securities Trust, 5.289% due 10/25/32 (b)(d)	16,726
28,611	Sequoia Mortgage Trust, 0.566% due 1/20/34 (b)	22,130
	Structured ARM Loan Trust:
149,957	3.516% due 3/25/34 (b)	134,018
71,293	5.141% due 1/25/35 (b)	55,981
	Structured Asset Mortgage Investments Inc.:
139,429	0.456% due 8/25/36 (b)	68,535
50,867	0.456% due 5/25/46 (b)	26,296
112,256	0.426% due 7/25/46 (b)	52,838
	Thornburg Mortgage Securities Trust:
247,387	6.194% due 9/25/37 (b)	201,805
251,563	6.206% due 9/25/37 (b)	202,949
90,115	Voyager Dwnys Delaware Trust, 2.130% due 3/20/47 (b)(c)(d)(f)	24,257
	Washington Mutual Inc., Mortgage Pass-Through Certificates:
71,474	5.500% due 9/25/36 (b)	53,703
153,991	5.566% due 12/25/36 (b)	99,187
154,952	0.516% due 12/25/45 (b)	93,859
75,711	0.536% due 12/25/45 (b)	43,529
43,058	Wells Fargo Mortgage Backed Securities Trust, 5.240% due 4/25/36 (b)	33,319

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $4,179,621)	2,757,475

CONVERTIBLE BOND & NOTE — 1.6%
INFORMATION TECHNOLOGY — 1.6%
Internet Software & Services — 1.6%
4,200,000	VeriSign Inc., 3.250% due 8/15/37 (Cost — $3,226,023)	3,664,500

CORPORATE BONDS & NOTES — 6.5%
CONSUMER DISCRETIONARY — 0.9%
Hotels, Restaurants & Leisure — 0.3%
257,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10 (e)(f)	120,147
200,000	McDonald’s Corp., Medium Term Notes, 5.350% due 3/1/18	218,583
	MGM MIRAGE Inc.:
	Senior Secured Notes:
35,000	10.375% due 5/15/14 (c)	37,538
80,000	11.125% due 11/15/17 (c)	87,800
34,882	Senior Subordinated Notes, 9.375% due 2/15/10	34,882
90,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15	71,550
See Notes to Schedule of Investments.

Legg Mason ClearBridge Variable Equity Income Builder Portfolio
Schedule of Investments (unaudited) (continued)
September 30, 2009

Face
Amount	Security	Value

Hotels, Restaurants & Leisure — 0.3% (continued)
$240,000	Station Casinos Inc., Senior Notes, 7.750% due 8/15/16 (e)(f)	$73,200

	Total Hotels, Restaurants & Leisure	643,700

Leisure Equipment & Products — 0.0%
20,000	WMG Acquisition Corp., Senior Secured Notes, 9.500% due 6/15/16 (c)	21,200

Media — 0.6%
880,000	CCH I LLC/CCH I Capital Corp., Senior Secured Notes, 11.000% due 10/1/15 (e)(f)	167,200
46,000	CCH II LLC/CCH II Capital Corp., Senior Notes, 10.250% due 10/1/13 (e)(f)	51,750
100,000	Charter Communications Inc., Senior Secured Notes, 12.875% due 9/15/14 (c)(e)(f)	108,750
125,000	Comcast Cable Communications Holdings Inc., Notes, 8.375% due 3/15/13	145,292
90,000	Comcast Corp., Senior Notes, 6.500% due 1/15/17	98,925
10,000	Dex Media West LLC/Dex Media Finance Co., Senior Notes, 8.500% due 8/15/10 (e)	8,600
100,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16 (e)	5,000
10,000	News America Inc., Senior Notes, 6.650% due 11/15/37	10,451
410,000	Time Warner Cable Inc., Senior Notes, 6.200% due 7/1/13	447,027
40,000	Time Warner Entertainment Co., LP, Senior Notes, 8.375% due 7/15/33	48,212
230,000	Time Warner Inc., Senior Subordinated Notes, 6.875% due 5/1/12	253,338

	Total Media	1,344,545

	TOTAL CONSUMER DISCRETIONARY	2,009,445

CONSUMER STAPLES — 0.1%
Food & Staples Retailing — 0.1%
154,600	CVS Pass-Through Trust, Secured Notes, 6.943% due 1/10/30	156,598
100,000	Kroger Co., Senior Notes, 5.500% due 2/1/13	106,676

	TOTAL CONSUMER STAPLES	263,274

ENERGY — 1.0%
Energy Equipment & Services — 0.0%
10,000	Southern Natural Gas Co., Notes, 5.900% due 4/1/17 (c)	10,349

Oil, Gas & Consumable Fuels — 1.0%
200,000	Amerada Hess Corp., Senior Notes, 6.650% due 8/15/11	214,716
60,000	Anadarko Finance Co., Senior Notes, 7.500% due 5/1/31	66,568
40,000	Anadarko Petroleum Corp., Senior Notes, 5.950% due 9/15/16	42,443
	Apache Corp., Senior Notes:
70,000	5.250% due 4/15/13	75,155
190,000	5.625% due 1/15/17	207,200
220,000	BP Capital Markets PLC, Guaranteed Notes, 5.250% due 11/7/13	241,217
130,000	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29	152,996
190,000	Energy Transfer Partners LP, Senior Notes, 6.700% due 7/1/18	203,656
60,000	Hess Corp., Notes, 7.300% due 8/15/31	67,642
	Kerr-McGee Corp., Notes:
100,000	6.875% due 9/15/11	107,412
70,000	6.950% due 7/1/24	75,121
35,000	7.875% due 9/15/31	39,712
	Kinder Morgan Energy Partners LP:
40,000	Notes, 6.750% due 3/15/11	42,434
140,000	Senior Notes, 6.000% due 2/1/17	146,529
70,000	Mariner Energy Inc., Senior Notes, 8.000% due 5/15/17	64,400
105,000	Northwest Pipeline Corp., Senior Notes, 7.000% due 6/15/16	119,616
75,000	Petroplus Finance Ltd., Senior Notes, 6.750% due 5/1/14 (c)	70,594
285,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (c)(e)(f)	19,950
65,000	Williams Cos. Inc., Debentures, 7.500% due 1/15/31	66,567
See Notes to Schedule of Investments.

Legg Mason ClearBridge Variable Equity Income Builder Portfolio
Schedule of Investments (unaudited) (continued)
September 30, 2009

Face
Amount	Security	Value

Oil, Gas & Consumable Fuels — 1.0% (continued)
	XTO Energy Inc., Senior Notes:
$50,000	7.500% due 4/15/12	$55,468
140,000	5.650% due 4/1/16	146,521
100,000	5.500% due 6/15/18	103,376

	Total Oil, Gas & Consumable Fuels	2,329,293

	TOTAL ENERGY	2,339,642

FINANCIALS — 3.0%
Capital Markets — 0.5%
	Bear Stearns Co. Inc.:
	Senior Notes:
100,000	6.400% due 10/2/17	108,958
60,000	7.250% due 2/1/18	68,632
10,000	Subordinated Notes, 5.550% due 1/22/17	10,127
30,000	Credit Suisse USA Inc., Senior Notes, 5.500% due 8/16/11	31,922
	Goldman Sachs Group Inc.:
60,000	Notes, 4.500% due 6/15/10	61,554
200,000	Senior Notes, 6.150% due 4/1/18	210,731
	Merrill Lynch & Co. Inc.:
250,000	Notes, 6.875% due 4/25/18	263,350
30,000	Senior Notes, 5.450% due 2/5/13	31,131
	Morgan Stanley:
10,000	Medium-Term Notes, 0.960% due 10/18/16 (b)	8,944
250,000	Subordinated Notes, 4.750% due 4/1/14	248,403

	Total Capital Markets	1,043,752

Commercial Banks — 0.5%
150,000	Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds, 7.191% due 7/30/15 (b)(c)(g)	124,637
50,000	Santander Issuances SA Unipersonal, Subordinated Notes, 5.805% due 6/20/16 (b)(c)	44,517
110,000	Shinsei Finance Cayman Ltd., Junior Subordinated Bonds, 6.418% due 7/20/16 (b)(c)(g)	57,814
70,000	SunTrust Capital, Trust Preferred Securities, 6.100% due 12/15/36 (b)	48,847
	Wachovia Corp.:
460,000	Medium Term Notes, 5.500% due 5/1/13	492,586
120,000	Subordinated Notes, 5.250% due 8/1/14	121,996
100,000	Wells Fargo Capital X, Capital Securities, 5.950% due 12/15/36	87,250
230,000	Wells Fargo Capital XV, Junior Subordinated Notes, 9.750% due 9/26/13 (b)(g)	240,350

	Total Commercial Banks	1,217,997

Consumer Finance — 0.7%
440,000	American Express Co., Subordinated Debentures, 6.800% due 9/1/66	380,600
100,000	Caterpillar Financial Services Corp., Medium-Term Notes, 5.450% due 4/15/18	104,052
215,000	GMAC LLC, Senior Notes, 7.250% due 3/2/11 (c)	209,088
200,000	HSBC Finance Corp., Senior Notes, 8.000% due 7/15/10	209,148
200,000	John Deere Capital Corp., Medium-Term Notes, 5.350% due 4/3/18	212,975
500,000	SLM Corp., Senior Notes, 0.664% due 7/26/10 (b)	475,084

	Total Consumer Finance	1,590,947

Diversified Financial Services — 1.0%
240,000	Bank of America Corp., Senior Notes, 7.625% due 6/1/19	270,902
75,000	Capital One Bank, Notes, 5.750% due 9/15/10	76,912
	Citigroup Inc., Notes:
350,000	6.500% due 8/19/13	367,726
170,000	6.875% due 3/5/38	171,047
See Notes to Schedule of Investments.

Legg Mason ClearBridge Variable Equity Income Builder Portfolio
Schedule of Investments (unaudited) (continued)
September 30, 2009

Face
Amount	Security	Value

Diversified Financial Services — 1.0% (continued)
$40,000	European Investment Bank, Senior Bonds, 4.625% due 3/21/12	$43,009
	General Electric Capital Corp.:
500,000	Senior Notes, 5.625% due 5/1/18	498,438
260,000	Subordinated Debentures, 6.375% due 11/15/67	215,472
225,000	International Lease Finance Corp., Medium-Term Notes, 4.375% due 11/1/09	224,013
	JPMorgan Chase & Co.:
210,000	Junior Subordinated Notes, 7.900% due 4/30/18 (b)(g)	202,250
	Subordinated Notes:
225,000	5.750% due 1/2/13	240,322
30,000	6.125% due 6/27/17	31,667
100,000	SMFG Preferred Capital, Bonds, 6.078% due 1/25/17 (b)(c)(g)	87,847

	Total Diversified Financial Services	2,429,605

Insurance — 0.3%
	American International Group Inc.:
30,000	Medium-Term Notes, 5.850% due 1/16/18	21,753
340,000	Senior Notes, 8.250% due 8/15/18	289,370
70,000	MetLife Inc., Junior Subordinated Debentures, 6.400% due 12/15/36	60,200
200,000	Pacific Life Global Funding, Notes, 5.150% due 4/15/13 (c)	209,318
80,000	Travelers Cos. Inc., Junior Subordinated Debentures, 6.250% due 3/15/37 (b)	70,439

	Total Insurance	651,080

Real Estate Management & Development — 0.0%
10,400	Ashton Woods USA LLC, Ashton Woods Finance Co., Senior Subordinated Notes, step bond to yield 37.040% due 6/30/15 (c)(d)(f)	3,900

	TOTAL FINANCIALS	6,937,281

HEALTH CARE — 0.2%
Health Care Providers & Services — 0.2%
350,000	Aetna Inc., Senior Notes, 6.500% due 9/15/18	379,522
5,000	Tenet Healthcare Corp., Senior Notes, 6.875% due 11/15/31	3,925
	Universal Hospital Services Inc., Senior Secured Notes:
30,000	4.635% due 6/1/15 (b)	25,575
25,000	8.500% due 6/1/15 (h)	24,625
13,000	US Oncology Holdings Inc., Senior Notes, 7.178% due 3/15/12 (b)(h)	11,375
10,000	WellPoint Inc., Notes, 5.875% due 6/15/17	10,571

	Total Health Care Providers & Services	455,593

Pharmaceuticals — 0.0%
275,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12 (e)(f)	1,375
40,000	Wyeth, Notes, 5.950% due 4/1/37	44,205

	Total Pharmaceuticals	45,580

	TOTAL HEALTH CARE	501,173

INDUSTRIALS — 0.2%
Airlines — 0.0%
76,340	Continental Airlines Inc., Pass-Through Certificates, 8.312% due 4/2/11	67,942

Building Products — 0.0%
535,000	NTK Holdings Inc., Senior Discount Notes, 10.750% due 3/1/14 (f)	17,387

Commercial Services & Supplies — 0.0%
70,000	Waste Management Inc., Senior Notes, 6.375% due 11/15/12	76,663

Industrial Conglomerates — 0.1%
140,000	Tyco International Group SA, Notes, 6.000% due 11/15/13	150,264

See Notes to Schedule of Investments.

Legg Mason ClearBridge Variable Equity Income Builder Portfolio
Schedule of Investments (unaudited) (continued)
September 30, 2009

Face
Amount	Security	Value

Road & Rail — 0.1%
$180,213	Union Pacific Corp., Pass-Through Certificates, 5.404% due 7/2/25	$211,087

	TOTAL INDUSTRIALS	523,343

INFORMATION TECHNOLOGY — 0.0%
Semiconductors & Semiconductor Equipment — 0.0%
40,000	Sensata Technologies B.V., Senior Notes, 8.000% due 5/1/14	37,500

MATERIALS — 0.3%
Chemicals — 0.1%
120,000	PPG Industries Inc., Senior Notes, 6.650% due 3/15/18	131,045

Metals & Mining — 0.1%
350,000	Barrick Gold Financeco LLC, Senior Notes, 6.125% due 9/15/13	385,022

Paper & Forest Products — 0.1%
	Appleton Papers Inc.:
140,000	Senior Notes, 8.125% due 6/15/11 (f)	114,275
40,000	Senior Subordinated Notes, 9.750% due 6/15/14 (f)	18,250
70,000	Weyerhaeuser Co., Senior Notes, 6.750% due 3/15/12	72,965

	Total Paper & Forest Products	205,490

	TOTAL MATERIALS	721,557

TELECOMMUNICATION SERVICES — 0.4%
Diversified Telecommunication Services — 0.3%
75,000	Deutsche Telekom International Finance, Senior Notes, 5.750% due 3/23/16	79,630
260,000	Embarq Corp., Senior Notes, 6.738% due 6/1/13	282,174
180,000	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, 12.500% due 5/1/15 (e)(f)	225
50,000	Koninklijke KPN NV, Senior Notes, 8.000% due 10/1/10	53,109
40,000	Qwest Corp., Senior Notes, 7.500% due 10/1/14	40,600
130,000	Telecom Italia Capital S.p.A., Senior Notes, 5.250% due 10/1/15	134,757
250,000	Verizon Florida Inc., Senior Notes, 6.125% due 1/15/13	267,777

	Total Diversified Telecommunication Services	858,272

Wireless Telecommunication Services — 0.1%
140,000	ALLTEL Communications Inc., Senior Notes, 10.375% due 12/1/17 (c)(h)	170,194

	TOTAL TELECOMMUNICATION SERVICES	1,028,466

UTILITIES — 0.4%
Electric Utilities — 0.2%
70,000	Duke Energy Corp., Senior Notes, 5.625% due 11/30/12	77,352
30,000	Exelon Corp., Bonds, 5.625% due 6/15/35	29,013
	FirstEnergy Corp., Notes:
2,000	6.450% due 11/15/11	2,164
100,000	7.375% due 11/15/31	112,414
	Pacific Gas & Electric Co.:
5,000	First Mortgage Bonds, 6.050% due 3/1/34	5,581
150,000	Senior Notes, 5.625% due 11/30/17	164,901

	Total Electric Utilities	391,425

Independent Power Producers & Energy Traders — 0.1%
200,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	200,000

Multi-Utilities — 0.1%
	Dominion Resources Inc., Senior Notes:
70,000	5.700% due 9/17/12	76,519
See Notes to Schedule of Investments.

Legg Mason ClearBridge Variable Equity Income Builder Portfolio
Schedule of Investments (unaudited) (continued)
September 30, 2009

Face
Amount	Security	Value

Multi-Utilities — 0.1% (continued)
$110,000	8.875% due 1/15/19	$139,404

	Total Multi-Utilities	215,923

	TOTAL UTILITIES	807,348

	TOTAL CORPORATE BONDS & NOTES (Cost — $16,773,811)	15,169,029

MORTGAGE-BACKED SECURITIES — 1.7%
FHLMC — 0.2%
	Federal Home Loan Mortgage Corp. (FHLMC):
163,854	5.110% due 6/1/35 (a)(b)	169,849
300,000	Gold, 5.500% due 10/14/39 (a)(i)	314,016

	Total FHLMC	483,865

FNMA — 1.5%
	Federal National Mortgage Association (FNMA):
10,346	7.000% due 7/1/15-2/1/29 (a)	11,321
188,108	4.500% due 11/1/23 (a)	194,386
162,497	6.500% due 6/1/28-7/1/28 (a)	175,885
13,209	8.000% due 1/1/31 (a)	14,979
2,415	7.500% due 3/1/31 (a)	2,707
136,837	4.828% due 1/1/35 (a)(b)	140,289
129,793	5.146% due 9/1/35 (a)(b)	137,329
480,733	5.554% due 8/1/37 (a)(b)	506,227
1,200,000	5.000% due 10/14/39-11/12/39 (a)(i)	1,236,125
800,000	5.500% due 10/14/39 (a)(i)	836,875
100,000	6.500% due 10/14/39 (a)(i)	106,891

	Total FNMA	3,363,014

	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $3,767,662)	3,846,879

SOVEREIGN BOND — 0.0%
Russia — 0.0%
3,800	Russian Federation, 7.500% due 3/31/30 (c) (Cost — $4,204)	4,163

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 2.5%
U.S. Government Agencies — 0.7%
720,000	Federal Home Loan Bank (FHLB), Global Bonds, 1.625% due 7/27/11	728,582
	Federal National Mortgage Association (FNMA):
630,000	Notes, 1.750% due 8/10/12 (a)	633,311
80,000	Subordinated Notes, 5.250% due 8/1/12 (a)	85,555
80,000	Tennessee Valley Authority, Bonds, 5.980% due 4/1/36	92,192

	Total U.S. Government Agencies	1,539,640

U.S. Government Obligations — 1.8%
310,000	U.S. Treasury Bonds, 4.250% due 5/15/39	320,802
	U.S. Treasury Notes:
90,000	1.750% due 8/15/12	90,956
3,390,000	2.625% due 7/31/14	3,447,738
320,000	3.000% due 9/30/16	321,375
20,000	3.750% due 11/15/18	20,702
50,000	3.125% due 5/15/19	49,215

	Total U.S. Government Obligations	4,250,788

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $5,698,763)	5,790,428

See Notes to Schedule of Investments.

Legg Mason ClearBridge Variable Equity Income Builder Portfolio
Schedule of Investments (unaudited) (continued)
September 30, 2009

Face
Amount	Security	Value

U.S. TREASURY INFLATION PROTECTED SECURITIES — 0.3%
	U.S. Treasury Bonds, Inflation Indexed:
$544,840	1.750% due 1/15/28	$523,217
130,394	2.500% due 1/15/29	139,888

	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $644,282)	663,105

Contracts

PURCHASED OPTIONS — 0.3%
685	S&P 500 Index, Put @ $900.00, Expires 12/19/09	678,150
8	U.S. Treasury Notes 10-Year Futures, Put @ $116.50, Expires 11/20/09	5,375

	TOTAL PURCHASED OPTIONS (Cost — $2,956,644)	683,525

Shares

WARRANTS — 0.0%
101	Buffets Restaurant Holdings, Expires 4/28/14(d)(f)*
	(Cost — $0)	0

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $195,775,336)	196,588,092

Face
Amount

SHORT-TERM INVESTMENTS — 15.3%
U.S. Government Agency — 0.1%
$165,000	Federal National Mortgage Association (FNMA), Discount Notes, 0.351% due 1/25/10 (a)(j)(k) (Cost — $164,814)	164,960

Repurchase Agreements — 15.2%
34,185,000	Interest in $499,976,000 joint tri-party repurchase agreement dated 9/30/09 with RBS Securities Inc., 0.050% due 10/1/09; Proceeds at maturity — $34,185,047; (Fully collateralized by various U.S. government agency obligations, 0.750% to 4.375% due 1/18/11 to 7/17/13; Market value - $34,868,831)	34,185,000
1,149,000	State Street Bank & Trust Co., dated 9/30/09, 0.010% due 10/1/09; Proceeds at maturity - $1,149,000; (Fully collateralized by U.S. Treasury Bill, 0.000% due 3/25/10; Market value - $1,173,943)	1,149,000

	Total Repurchase Agreements (Cost — $35,334,000)	35,334,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $35,498,814)	35,498,960

	TOTAL INVESTMENTS — 100.1% (Cost — $231,274,150#)	232,087,052
	Liabilities in Excess of Other Assets — (0.1)%	(159,684)

	TOTAL NET ASSETS — 100.0%	$231,927,368

*	Non-income producing security.

(a)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae (FNMA) and Freddie Mac (FHLMC) into conservatorship.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2009.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(e)	The coupon payment on these securities is currently in default as of September 30, 2009.

(f)	Illiquid security.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(i)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).
See Notes to Schedule of Investments.

Legg Mason ClearBridge Variable Equity Income Builder Portfolio
Schedule of Investments (unaudited) (continued)
September 30, 2009

(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(k)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.
Schedule of Written Options

		Expiration	Strike
Contracts	Security	Date	Price	Value

11	Eurodollar Midcurve 1-Year Futures, Put	11/13/09	$98.00	$3,575
11	Eurodollar Midcurve 1-Year Futures, Put	11/13/09	98.13	4,606

	Total Written Options (Premiums Received — $7,904)			$8,181

Abbreviations used in this schedule:
ADR — American Depositary Receipt
ARM — Adjustable Rate Mortgage
GMAC — General Motors Acceptance Corp.
GSAMP — Goldman Sachs Alternative Mortgage Products
MASTR — Mortgage Asset Securitization Transactions Inc.
See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)
1. Organization and Significant Accounting Policies
Legg Mason ClearBridge Variable Equity Income Builder Portfolio (formerly known as Legg Mason Partners Variable Capital and Income Portfolio) (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the“1940 Act”), as an open-end management investment company.
Upon the recommendation of Legg Mason, Inc., the Board of Trustees of Legg Mason Partners Variable Equity Trust has approved changes to the Portfolio’s investment objective, investment policies and strategies. The Portfolio’s investment objective, policies and strategies, along with its name and performance benchmark will change on November 1, 2009.
The portfolio management team from Western Asset Management Company and Western Asset Management Company Limited, the Portfolio’s other subadvisers, will continue to be responsible for the Portfolio’s fixed-income investments until November 1, 2009. The Portfolio’s subadvisory agreements with these subadvisers will be terminated as of that date.
For more information regarding these changes, please see the Portfolio’s prospectus supplement dated August 6, 2009.
Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.
The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”).
(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities at fair value as determined in accordance with the procedures approved by the Portfolio’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.
The Portfolio has adopted Financial Accounting Standards Board Codification Section 820 (formerly Statement of Financial Accounting Standards No. 157) (“ASC Section 820”) ASC Section 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.
•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach, income approach and/or cost approach, depending on the type of the security and the particular circumstance.

Notes to Schedule of Investments (unaudited) (continued)
The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

	Quoted Prices in	Other
	Active Markets	Significant	Significant
	for Identical	Observable	Unobservable
	Securities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Long-term investments†:
Common stocks	$158,413,249	—	—	$158,413,249
Convertible preferred stocks	—	$3,899,280	—	3,899,280
Preferred stocks	26,906	—	—	26,906
Asset-backed securities	—	1,669,553	—	1,669,553
Collateralized mortgage obligations	—	2,757,475	—	2,757,475
Convertible bond & note	—	3,664,500	—	3,664,500
Corporate bonds & notes	—	15,165,129	$3,900	15,169,029
Mortgage-backed securities	—	3,846,879	—	3,846,879
Sovereign bond	—	4,163	—	4,163
U.S. government & agency obligations	—	5,790,428	—	5,790,428
U.S. treasury inflation protected securities	—	663,105	—	663,105
Purchased options	683,525	—	—	683,525
Warrants	—	—	0	0

Total long-term investments	159,123,680	37,460,512	3,900	196,588,092

Short-term investments†	—	35,498,960	—	35,498,960

Total investments	159,123,680	72,959,472	3,900	232,087,052

Other financial instruments:
Written options	(8,181)			(8,181)
Futures contracts	44,088	—	—	44,088
Forward foreign currency contracts	—	(10,215)	—	(10,215)
Credit default swaps on credit indices - sell protection‡	—	28,960	—	28,960

Total other financial instruments	35,907	18,745	—	54,652

Total	$159,159,587	$72,978,217	$3,900	$232,141,704

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.
Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Corporate Bonds &
Investments in Securities	Notes

Balance as of December 31, 2008	$62,859
Accrued premiums/discounts	366
Realized gain/(loss)[1]	34
Change in unrealized appreciation (depreciation)[2]	12,156
Net purchases (sales)	(3,573)
Net transfers in and/or out of Level 3	(67,942)

Balance as of September 30, 2009	$3,900

Net unrealized appreciation (depreciation) for investments in securities still held at September 30, 2009[2]	$(201)

[1]	This amount is included in net realized gain (loss) from investment transactions.

[2]	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

Notes to Schedule of Investments (unaudited) (continued)
(b) Repurchase Agreements. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.
(c) Futures Contracts. The Portfolio may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the Portfolio is required to deposit with a broker cash or cash equivalents in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin.’’ Subsequent payments (‘‘variation margin’’) are made or received by the Portfolio each day, depending on the daily fluctuation in the value of the contract. For certain futures including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses and the Portfolio recognizes a realized gain or loss when the contract is closed.
Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.
(d) Forward Foreign Currency Contracts. The Portfolio may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.
The Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
(e) Written Options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Portfolio realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Portfolio’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Portfolio from the exercise of the written put option to form the Portfolio’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Portfolio.
The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.
(f) Mortgage Dollar Rolls. The Portfolio may enter into dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Portfolio forgoes interest paid on the securities. The Portfolio maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.
The Portfolio executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, where the Portfolio makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Portfolio accounts for mortgage dollar rolls as purchases and sales.

Notes to Schedule of Investments (unaudited) (continued)
The risk of entering into a mortgage dollar roll is that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.
(g) Securities Traded on a To-Be-Announced Basis. The Portfolio may trade securities on a TBA basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days after purchase. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.
(h) Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value or interest rate of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount or lower interest rate) will be reduced. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
(i) Swap Agreements. The Portfolio may invest in swaps for the purpose of managing their exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.
Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by a Portfolio are recorded as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Portfolio’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments. The risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.
Credit default swaps
The Portfolio may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Portfolio may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where a Portfolio has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Portfolio could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.
Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Schedule of Investments and serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/ performance risk.

Notes to Schedule of Investments (unaudited) (continued)
Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.
As disclosed in the Fair Values of Derivatives – Balance Sheet table that follows each Portfolio’s summary of open swap contracts, the aggregate fair value of credit default swaps in a net asset position as of September 30, 2009 was $138,913. If a defined credit event had occurred as of September 30, 2009, the swaps’ credit-risk-related contingent features would have been triggered and the Portfolio would have been required to pay up to $3,500,000 less the value of the contracts’ related reference obligations.
(j) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
(k) Credit and Market Risk. The Portfolio invests in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.
Investments in structured securities which are collateralized by residential real estate mortgages and are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.
(l) Security Transactions. Security transactions are accounted for on a trade date basis.
2. Investments
At September 30, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$11,540,006
Gross unrealized depreciation	(10,727,104)

Net unrealized appreciation	$812,902

At September 30, 2009, the Portfolio had the following open futures contracts:

	Number of	Expiration	Basis	Market	Unrealized
	Contracts	Date	Value	Value	Gain (Loss)

Contracts to Buy:
Eurodollar	4	3/10	$988,993	$993,750	$4,757
Eurodollar	3	6/10	740,939	742,725	1,786
Eurodollar	8	9/10	1,964,673	1,972,700	8,027
Eurodollar	6	12/10	1,472,719	1,473,675	956
U.S. Treasury 30-Year Bonds	18	12/09	2,137,973	2,184,750	46,777

					$62,303

Contracts to Sell:
U.S. Treasury 5-Year Notes	22	12/09	$2,537,147	$2,554,062	$(16,915)
U.S. Treasury 10-Year Notes	1	12/09	117,028	118,328	(1,300)

					$(18,215)

Net Unrealized Gain on Open Futures Contracts					$44,088

Notes to Schedule of Investments (unaudited) (continued)
At September 30, 2009, the Portfolio had the following open forward foreign currency contracts:

	Local	Market	Settlement	Unrealized
Foreign Currency	Currency	Value	Date	Gain(Loss)

Contracts to Buy:
Euro	670,000	$980,948	11/19/09	$16,885
Japanese Yen	16,608,000	185,186	11/19/09	12,546

				29,431

Contracts to Sell:
Euro	670,000	980,948	11/19/09	(29,883)
Japanese Yen	16,620,000	185,320	11/19/09	(9,763)

				(39,646)

Net Unrealized Loss on Open Forward Foreign Currency Contracts				$(10,215)

During the period ended September 30, 2009, written option transactions for the Portfolio were as follows:

	Number of	Premiums
	Contracts	Received

Written options, outstanding December 31, 2008	10	$7,203
Options written	21,362	10,367,421
Options closed	(21,342)	(10,365,533)
Options expired	(8)	(1,187)

Written options, outstanding September 30, 2009	22	$7,904

At September 30, 2009, the Portfolio held TBA securities with a total cost of $2,483,828.
At September 30, 2009, the Portfolio had the following open swap contracts:
CREDIT DEFAULT SWAP ON CREDIT INDICES—SELL PROTECTION1

PERIODIC
			PAYMENTS		UPFRONT
			RECEIVED		PREMIUMS
SWAP COUNTERPARTY	NOTIONAL	TERMINATION	BY THE	MARKET	PAID/	UNREALIZED
(REFERENCE ENTITY)	AMOUNT[2]	DATE	PORTFOLIO‡	VALUE[3]	(RECEIVED)	APPRECIATION

Morgan Stanley & Co. Inc. (CDX North America Crossover Index)	$3,500,000	12/20/13	1.500% quarterly	$28,960	$(109,953)	$138,913

‡	Percentage shown is an annual percentage rate.

[1]	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]	The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Notes to Schedule of Investments (unaudited) (continued)
4. Derivative Instruments and Hedging Activities
Financial Accounting Standards Board Codification Section 815 (formerly Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.
The following is a summary of the Portfolio’s derivative instruments categorized by risk exposure at September 30, 2009:

				Forward Foreign Currency
	Futures Contracts		Written	Contracts		Swap
Primary Underlying	Unrealized	Unrealized	Options, at	Unrealized	Unrealized	Contracts,
Risk Disclosure	Appreciation	Depreciation	value	Appreciation	Depreciation	at value	Total

Interest Rate Contracts	$62,303	$(18,215)	$(8,181)	—	—	—	$35,907
Foreign Exchange Contracts	—	—	—	$29,431	$(39,646)	—	(10,215)
Credit Contracts	—	—	—	—	—	$28,960	28,960
Other Contracts	—	—	—	—	—	—	—

Total	$62,303	$(18,215)	$(8,181)	$29,431	$(39,646)	$28,960	$54,652

The Portfolio had average market values of $3,758,743, $1,444,215, $3,157,190, $22,195,899 and $1,412,192 in written options, forward foreign currency contracts (to buy), forward foreign currency contracts (to sell), futures contracts (to buy) and futures contracts (to sell), respectively, average notional balances in interest rate swap contracts of $115,800, and average notional balances of $9,000 and $3,509,000 in credit default swap contracts (to buy protection) and credit default swap contracts (to sell protection), respectively, during the period ended September 30, 2009.

ITEM 2.	CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.
Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Legg Mason Partners Variable Equity Trust

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer
Date: November 23, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer
Date: November 23, 2009

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer
Date: November 23, 2009